SUPPLEMENT DATED MAY 1, 2015
to

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
FOR MASTERS IV AND MASTERS VII

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective immediately, the names of the following investment options have changed:

Old Name	New Name

AllianceBernstein Balanced Wealth Strategy Portfolio	AB Balanced Wealth Strategy Portfolio

AllianceBernstein International Growth Portfolio	AB International Growth Portfolio

AllianceBernstein Small Mid Cap Value Portfolio	AB Small Mid Cap Value Portfolio

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Masters 4 Masters 7 5/2015